PREPAID EXPENSES AND OTHER ASSETS - Summary of Prepaid Expenses and Other Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Current:
Deferred channel costs	$ 71,707	$ 39,107
Employee loans and advances	2,394	4,295
Other receivables	171,459	92,527
Prepaid cost of revenue, sales and marketing expense and others	23,669	22,565
Security deposits	2,144	1,755
Tax receivable	41,014	24,409
Others	0	1,523
Total Current	312,387	186,181
Non-current:
Deferred channel costs	29,956	22,665
Other receivables	7,852	2,000
Prepaid licensing fee	56	4,603
Prepayment for purchase of property and equipment	11,857	5,753
Security deposits	19,344	10,892
Others	0	384
Total Non-current	$ 69,065	$ 46,297